                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl, Bruce A. Backberg and Sandy Ulsaker Wiese, or any of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its August 1, 2000 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments (including, without limitation, post-effective amendments) thereto, and any registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.

                                                     Signature: /s/ H. FURLONG BALDWIN
                                                     ----------------------------------
                                                     Name: H. Furlong Baldwin

Dated: August 1, 2000

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl, Bruce A. Backberg and Sandy Ulsaker Wiese, or any of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its August 1, 2000 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments (including, without limitation, post-effective amendments) thereto, and any registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.

                                                     Signature: /s/ JOHN H. DASBURG
                                                     ----------------------------------
                                                     Name: John H. Dasburg

Dated: August 1, 2000

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl, Bruce A. Backberg and Sandy Ulsaker Wiese, or any of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its August 1, 2000 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments (including, without limitation, post-effective amendments) thereto, and any registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.

                                                     Signature: /s/ W. JOHN DRISCOLL
                                                     ----------------------------------
                                                     Name: W. John Driscoll

Dated: August 1, 2000

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl, Bruce A. Backberg and Sandy Ulsaker Wiese, or any of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its August 1, 2000 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments (including, without limitation, post-effective amendments) thereto, and any registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.

                                                     Signature: /s/ KENNETH M. DUBERSTEIN
                                                     ----------------------------------
                                                     Name: Kenneth M. Duberstein

Dated: August 1, 2000

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl, Bruce A. Backberg and Sandy Ulsaker Wiese, or any of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its August 1, 2000 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments (including, without limitation, post-effective amendments) thereto, and any registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.

                                                     Signature: /s/ PIERSON M. GRIEVE
                                                     ----------------------------------
                                                     Name: Pierson M. Grieve

Dated: August 1, 2000

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl, Bruce A. Backberg and Sandy Ulsaker Wiese, or any of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its August 1, 2000 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments (including, without limitation, post-effective amendments) thereto, and any registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.

                                                     Signature: /s/ JAMES E. GUSTAFSON
                                                     ----------------------------------
                                                     Name: James E. Gustafson

Dated: August 1, 2000

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl, Bruce A. Backberg and Sandy Ulsaker Wiese, or any of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its August 1, 2000 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments (including, without limitation, post-effective amendments) thereto, and any registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.

                                                     Signature: /s/ THOMAS R. HODGSON
                                                     ----------------------------------
                                                     Name: Thomas R. Hodgson

Dated: August 1, 2000

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl, Bruce A. Backberg and Sandy Ulsaker Wiese, or any of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its August 1, 2000 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments (including, without limitation, post-effective amendments) thereto, and any registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.

                                                     Signature: /s/ DAVID G. JOHN
                                                     ----------------------------------
                                                     Name: David G. John

Dated: August 1, 2000

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl, Bruce A. Backberg and Sandy Ulsaker Wiese, or any of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its August 1, 2000 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments (including, without limitation, post-effective amendments) thereto, and any registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.

                                                     Signature: /s/ WILLIAM H. KLING
                                                     ----------------------------------
                                                     Name: William H. Kling

Dated: August 1, 2000

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl, Bruce A. Backberg and Sandy Ulsaker Wiese, or any of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its August 1, 2000 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments (including, without limitation, post-effective amendments) thereto, and any registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.

                                                     Signature: /s/ BRUCE K. MACLAURY
                                                     ----------------------------------
                                                     Name: Bruce K. MacLaury

Dated: August 1, 2000

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl, Bruce A. Backberg and Sandy Ulsaker Wiese, or any of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its August 1, 2000 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments (including, without limitation, post-effective amendments) thereto, and any registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.

                                                     Signature: /s/ GLEN D. NELSON, M.D.
                                                     ----------------------------------
                                                     Name: Glen D. Nelson, M.D.

Dated: August 1, 2000

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl, Bruce A. Backberg and Sandy Ulsaker Wiese, or any of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its August 1, 2000 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments (including, without limitation, post-effective amendments) thereto, and any registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.

                                                     Signature: /s/ ANITA M. PAMPUSCH
                                                     ----------------------------------
                                                     Name: Anita M. Pampusch

Dated: August 1, 2000

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl, Bruce A. Backberg and Sandy Ulsaker Wiese, or any of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its August 1, 2000 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments (including, without limitation, post-effective amendments) thereto, and any registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.

                                                     Signature: /s/ GORDON M. SPRENGER
                                                     ----------------------------------
                                                     Name: Gordon M. Sprenger

Dated: August 1, 2000